EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Louisiana Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009, each of the undersigned, Lawrence J. LeBon, III, President and Chief Executive Officer of the Company, and John LeBlanc, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2009	By:	/s/ Lawrence J. LeBon, III
Lawrence J. LeBon, III President and Chief Executive Officer

Date: May 12, 2009	By:	/s/ John LeBlanc
John LeBlanc Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Louisiana Bancorp, Inc. and will be retained by Louisiana Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.